UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

JD INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	33-56574	25-1605846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

G/F First Asia Tower, 8 Fui Yiu Kok Street, Tsuen Wan, NT, Hong Kong
(Address of Principal Executive Offices)

+852 36978989
Registrant’s telephone number, including area code

Truewest Corporation
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2013, Truewest Corporation filed its Certificate of Amendment (the “Certificate of Amendment”) effecting name change of the Company to JD International Limited.

The Company is in the process of notifying the Financial Industry Regulatory Authority (“FINRA”) of the name change.  The new CUSIP number for the Company's common stock following the name change is 46616X 106.

The Certificate of Amendment was filed with the Secretary of State of the State of Nevada, and is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JD International Limited

Date: November 26, 2013	By:	/s/ Cheung Wai Yin
Name: Cheung Wai Yim
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment